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                                                                     EXHIBIT 4.1

    NUMBER                                                            SHARES
[ILLUSTRATION]                  [ILLUSTRATION]                    [ILLUSTRATION]
 COMMON STOCK                                                      COMMON STOCK
                                   SANCTUARY
                                     WOODS
THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 79971E 20 7

THIS CERTIFIES THAT
                                                   SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS AND A STATEMENT
                                                AS TO THE RIGHTS, PREFERENCES,
                                                 PRIVILEGES AND RESTRICTIONS
                                                         OF SHARES
IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                     SANCTUARY WOODS MULTIMEDIA CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
   Dated:


[SIGNATURE]                     [CORPORATE SEAL]               [SIGNATURE]
 SECRETARY                                                    PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
        TRANSFER AGENT AND REGISTRAR
BY [SIGNATURE]
               AUTHORIZED SIGNATURE


[AMERICAN BANK NOTE COMPANY STAMP]
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                              [SECTION ILLEGIBLE]

FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
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______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premisee.

Dated _________________________


                        X _____________________________________

                        X _____________________________________

                  NOTICE: [SECTION ILLEGIBLE]


Signature(s) Guaranteed



By ______________________________________
[SECTION ILLEGIBLE]



[AMERICAN BANK NOTE STAMP]